                            REIMBURSEMENT AGREEMENT

                                   between

                  CASTLE ROCK PUBLIC IMPROVEMENTS AUTHORITY

                                     and

                              BFC GUARANTY CORP.



                           Dated as of March 1, 1996

                            REIMBURSEMENT AGREEMENT


     THIS REIMBURSEMENT AGREEMENT, dated as of March 1, 1996, made by CASTLE ROCK RANCH PUBLIC IMPROVEMENTS AUTHORITY, a Colorado nonprofit corporation (the "Authority"), in favor of BFC GUARANTY CORP., a Delaware corporation (the "Credit Enhancement Provider"). Capitalized terms used but not otherwise defined herein shall have the meanings provided in Section 17 hereof.

     WHEREAS, the Authority has agreed to issue its Public Facilities Revenue Bonds, Series 1996, in the aggregate principal amount of $66,975,000 (the "Bonds") in order to acquire certain property; and

     WHEREAS, the Bonds will be issued pursuant to a Resolution of the Board of Directors of the Authority (the "Bond Resolution"), and will be payable in accordance with the provisions of an Indenture of Trust, dated as of the date hereof (the "Indenture"), between the Authority and SouthTrust Bank of Alabama, National Association (the "Trustee"); and

     WHEREAS, there will be issued pursuant to that certain Trust Indenture (the "REMIC Indenture"), dated as of the date hereof, by and between the BFC Finance Corp. and SouthTrust Bank of Alabama, National Association, as trustee (the "REMIC Trustee") certain BFC Finance Corp., REMIC Lease-Backed Bonds, Series 1996 (the "REMIC Bonds"); and

     WHEREAS, the Credit Enhancement Provider is the owner of the Federal Lease-Backed Class B Bonds, one series of the REMIC Bonds (the "Collateral"); and

     WHEREAS, to enhance the marketability of the Bonds, the Authority has requested Credit Enhancement Provider to provide the Collateralized Credit Enhancement Agreement to the Trustee to secure payment of the principal of and interest on the Bonds (the "Credit Enhancement"); and

     WHEREAS, the Credit Enhancement Provider has agreed to pledge the Collateral to secure its obligations under the Credit Enhancement, in accordance with the provisions of a Bond Pledge and Security Agreement, dated as of the date hereof, between the Credit Enhancement Provider, the Trustee and the REMIC Trustee (the "Pledge Agreement"); and

     WHEREAS, the Authority and Credit Enhancement Provider desire to establish the terms and conditions for the provision by the Credit Enhancement Provider of the Credit Enhancement and the reimbursement by the Authority to Credit Enhancement Provider of any amounts paid by the Credit Enhancement Provider under the Credit Enhancement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Credit Enhancement Provider to provide the Credit Enhancement, and intending to be legally bound hereby, the parties hereto agree as follows:

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     SECTION 1.  REIMBURSEMENT AND OTHER PAYMENTS.

            (a) The Authority hereby agrees to pay to the Credit Enhancement Provider an amount equal to all amounts paid by the Credit Enhancement Provider under the Credit Enhancement pursuant to any demand or otherwise (each a "Credit Payment"), payable on the day on which such Credit Payment is made pursuant to the Credit Enhancement, together with interest on any and all such Credit Payments from the date of each such Credit Payment until payment thereof in full, payable on demand, at an interest rate per annum (computed on the basis of the actual number of days elapsed and a year of 360 days) equal to the rate of 9% per annum. Notwithstanding the foregoing, the Authority shall not be obligated to pay interest on any Credit Payment if the Authority shall have deposited with the Trustee the total amount to be advanced on any Credit Payment not later than the day prior to such Credit Payment.

            (b) The Authority hereby agrees to pay to the Credit Enhancement Provider the reasonable fees and expenses of counsel to the Credit Enhancement Provider incurred in connection with matters relating to the Credit Enhancement, and this Agreement and other documents delivered in connection herewith, including, but not limited to costs of enforcement hereof, and any and all other reasonable charges and expenses which the Credit Enhancement Provider may pay or incur relative to the Credit Enhancement, the Bonds, this Agreement and all other agreements executed by the Authority related thereto and any and all reasonable expenses incurred by the Credit Enhancement Provider in enforcing any rights under the foregoing, including fees and expenses of counsel, together with interest on each such amount, payable on demand, from the date due until payment in full thereof at the rate per annum provided in subsection 1(a).

            (c) The Authority shall pay to the Credit Enhancement Provider a commitment fee of six percent (6%) of the principal amount of the Bonds on the Date of Issuance. Such amount shall be fully earned on the Date of Issuance; provided, upon an extraordinary mandatory redemption of Bonds in accordance with Section 2.3(b) of the Indenture arising as a result of events occurring within 5 years of the date of issuance of the Bonds, the commitment fee shall be promptly refunded to the Authority.

            (d) All payments by the Authority to the Credit Enhancement Provider hereunder shall be non-refundable and made in lawful currency of the United States and in immediately available funds at the Credit Enhancement Provider's principal office in Chattanooga, Tennessee no later than 10:00 am., Denver time, on the day payment is due. Payments received by the Credit Enhancement Provider after 10:00 am. shall be deemed to be received on the following Business Day.

            (e) Pursuant to the Indenture, the Credit Enhancement Provider shall be subrogated to the rights of the holders of the Bonds at such time as the Bonds have been paid in full. There is hereby pledged to the Credit Enhancement Provider all rights, title and interest of the Authority to the Trust Estate, including the Revenue (both as defined in the Indenture), subject to the rights specified therein of the Trustee and the Bondholders.

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

     SECTION 2. CONDITIONS PRECEDENT. It shall be a condition precedent to the provision by the Credit Enhancement Provider of the Credit Enhancement that:

            (a) the Credit Enhancement Provider shall have received, on or before the Date of Issuance, the following items, each, unless otherwise indicated, dated the Date of Issuance and in form and substance satisfactory to the Credit Enhancement Provider and its Counsel:

                 (i) copies of the Authority actions authorizing the execution, delivery and performance of this Agreement, the Indenture, the Bonds and other related documents and instruments, which written actions shall be certified by an officer of the Authority (which certificate shall state that such written actions are in full force and effect on the Date of Issuance);

                 (ii) a duly executed Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases (the "Deed of Trust") from the Authority for the benefit of the Credit Enhancement Provider and the Trustee, in form and substance satisfactory to the Credit Enhancement Provider, in its sole discretion;

                 (iii) a duly executed copy of the Operating Agreement, dated as of the date hereof (the "Operating Agreement") between the Authority and Dawson Ridge Metropolitan District No. 5 ("District 5"), and an Assignment of Operating Agreement and Consent (the "Assignment") from the Authority to the Credit Enhancement Provider and the Trustee;

                 (iv) a duly executed copy of the Intergovernmental Agreement, dated as of the date hereof (the "Intergovernmental Agreement"), between District 5 and Dawson Ridge Metropolitan Districts Nos. 1-4 (the "Related Districts");

                 (v) a duly executed copy of the Recreational Facilities Agreement, dated as of the date hereof (the "Recreational Facilities Agreement") between the Authority, District 5 and the Related Districts;

                 (vi) certified copies of the resolution of the boards of directors of District 5 and the Related Districts authorizing execution of the Agreements to which each is a party;

                 (vii) a duly executed copy of the Development Agreement, dated as of the date hereof, between Douglas County Development Corporation and the Authority, and an Assignment of Development Agreement;

                 (viii) an assignment to the Credit Enhancement Provider and the Trustee (the "Assignments") of each of the documents specified in clauses
     (iii), (iv), (v) and (vii) above;

               (ix) an opinion of Counsel to the Authority, addressed to the Credit Enhancement Provider, in form and substance satisfactory to the Credit Enhancement Provider;

               (x) an opinion of Jenner & Block, addressed to the Credit Enhancement Provider, in form and substance satisfactory to the Credit Enhancement Provider;

               (xi) an executed copy of the Indenture;

               (xii) an executed promissory note (the "Reimbursement Agreement Promissory Note") additionally evidencing the obligations of the Authority hereunder;

               (xiii) a copy of the Preliminary Limited Offering Memorandum (the "Preliminary Offering Memorandum") and the final Offering Memorandum (the "Official Statement") with respect to the public offering of the Bonds;

               (xiv) receipt of confirmation that the Bonds have been rated at least "AA+" or the equivalent by Standard & Poor's Ratings Services; and

               (xv) such other documents, instruments, approvals and, if requested by the Credit Enhancement Provider, certified duplicates of executed copies thereof, and opinions as the Credit Enhancement Provider may reasonably request.

          (b) The following statements shall be true and correct on the Date of Issuance and the Credit Enhancement Provider shall have received a certificate signed by a duly authorized officer of the Authority, dated the Date of Issuance, stating that:

               (i) the representations and warranties of the Authority contained in Section 4 of this Agreement are correct on and as of the Date of Issuance as though made on and as of such date;

               (ii) no petition by or against the Authority has at any time been filed under the United States Bankruptcy Code or under any similar act; and

               (iii) no Event of Default (as defined in Section 6 hereof) has occurred and is continuing, or would result from the issuance of the Bonds or Credit Enhancement and execution of this Agreement or the Indenture, and no Unmatured Event of Default (as defined in Section 17 hereof) has occurred and is continuing.

     SECTION 3. OBLIGATIONS ABSOLUTE. The obligations of the Authority under this Agreement shall be absolute, unconditional and irrevocable, and shall not be subject to any right of set-off or counterclaim and shall be paid or performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

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          (a)  any lack of validity or enforceability of the Bond Documents
(as defined in Section 4(b) hereof, or any other agreement or instrument relating thereto (the "Related Documents");

          (b) any amendment or waiver of any provision of all or any of the Related Documents unless consented to in writing by the Credit Enhancement Provider;

          (c) the existence of any claim, set-off, defense or other rights which the Authority may have at any time against the Trustee, any beneficiary or any transferee of the Credit Enhancement or pledgee of the Collateral or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting, the Credit Enhancement Provider (other than the defense of payment to the Credit Enhancement Provider in accordance with the terms of this Agreement) or any other person or entity, whether in connection with this Agreement, the Indenture, the Bonds or the Reimbursement Agreement Promissory Note or any transaction contemplated thereby or any unrelated transaction.

          (d) any statement or any other document presented under the Credit Enhancement proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

          (e) payment under the Credit Enhancement which does not comply with the terms of the Pledge Agreement or the Indenture (other than a payment resulting from the willful misconduct or gross negligence of the Credit Enhancement Provider); and

          (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     SECTION 4. REPRESENTATION AND WARRANTIES. The Authority represents and warrants as follows:

          (a) The Authority is a duly organized, and validly existing nonprofit corporation, existing as such and in good standing under the laws of the State of Colorado.

          (b) The Bond Documents, which for purposes of this Agreement includes the Bond Resolution, this Agreement, the Deed of Trust, the Operating Agreement, the Assignment, the Reimbursement Agreement Promissory Note, the Intergovernmental Agreement, the Development Agreement, the Recreational Facilities Agreement, the Assignments, the Reimbursement Agreement Promissory Note, the Bonds and the Indenture, were duly authorized by the affirmative vote of a majority of the duly qualified members of the Board of Directors of the Authority voting thereon and are in full conformance with all applicable laws, rules, and regulations and the articles of incorporation and by-laws of the Authority.

          (c) The approval and execution of the Bond Documents, and performance of the Authority's obligations thereunder, do not conflict with or constitute a breach of or default under, any indenture, commitment, agreement, or other instrument to which the Authority is a party or by which the Authority is bound, nor violate any existing law, rule, regulation, resolution, judgment, order, or decree to which the Authority or its property is subject.

          (d) No litigation of any nature is now pending against the Authority, or, to the best of the Authority's knowledge, threatened against the Authority, seeking to restrain or to enjoin the execution and performance of the Bond Documents, the issuance or delivery of the Bonds or the levy or collection of any taxes to pay the principal of or interest on the Bonds, or in any manner questioning the authority or proceedings for the issuance of the Bonds or the levy or collection of said taxes, or affecting the validity of the Bonds or the levy or collection of said taxes; and no litigation of any nature is now pending against the Authority or, to the best of the knowledge of the Authority, threatened against the Authority, which, if determined adversely to the Authority, would have a material adverse effect upon the Authority's ability to comply with its obligations under the Bond Documents, or to consummate the transactions contemplated thereby.

          (e) The Bond Documents are valid and binding obligations of the Authority, and are enforceable against the Authority in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

          (f) All financial and other information regarding the Authority provided to the Credit Enhancement Provider by the Authority is true and correct as of the date so provided and there has been no material and adverse change with respect to such information as it concerns the Authority except as has been provided to the Credit Enhancement Provider.

          (g) The representations and warranties of the Authority contained in the Bond Documents are true and correct.

          (h) The Authority shall maintain insurance of such type and in such amounts or in excess of such amounts as are customarily carried by and insures against such risks as are customarily insured against by organizations of like size and character to the Authority located in the State of Colorado and subject to the Colorado Governmental Immunity Act or comparable legislation to the same extent as the Authority.

     SECTION 5.  COVENANTS OF THE AUTHORITY AND SECURITY PROVISIONS.

               (a) COVENANTS. So long as either (i) the Credit Enhancement is in effect, or (ii) any amount is due or owing to the Credit Enhancement Provider hereunder, the Authority will:

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          (i)    COMPLIANCE WITH LAWS AND REGULATIONS.  Comply with all laws, ordinances, orders, rules and regulations of duly constituted public authorities which may be applicable to it or to the facilities it owns and/or operates. The Authority shall, however, be entitled to contest the application of any such law, ordinance, order, rule or regulation, provided that such contest does not materially impair the ability of the Authority to perform its obligations under this Agreement and the Related Documents which, for the purposes of this Agreement, include the Bond Documents and any other document to which the District is a party related to the issuance of the Bonds and identified in an index of closing documents delivered with respect to the Bonds.

          (ii) COMPLETION OF RECREATIONAL FACILITIES. Take all reasonable efforts and proceed diligently to secure all necessary approvals for construction and financing of the recreational facilities described in the Residential and Golf Course Market Analysis and Revenue Projection prepared by THK Associates Inc. (the "Recreational Facilities"), dated February 12, 1996, and diligently proceed to complete the Recreational Facilities.

          (iii) MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties which are used or which are useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (iv) AMENDMENTS OR MODIFICATIONS OF RELATED DOCUMENTS. Not amend, modify or supplement, nor agree or consent to any amendment or modification of, or supplement to, any of the Related Documents without the prior written consent of the Credit Enhancement Provider.

          (v) MAINTENANCE OF EXISTENCE. Maintain its existence as a nonprofit corporation under the laws of the State of Colorado.

          (vi) FINANCIAL INFORMATION. Keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of or in relation to the business and affairs of the Authority in accordance with generally accepted accounting principles, and will furnish, or cause to be furnished, to the Credit Enhancement Provider:

                 (A) within 180 days after the last day of each fiscal year of the Authority, a balance sheet of the Authority as of the end of such fiscal year and statements of revenues, expenditure, and changes in fund balance and of operations and changes in financial position for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail and certified by an independent certified public accountant;

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                 (B)  within 180 days after the last day of each fiscal year of the Authority, a certificate signed by a qualified officer of the Authority stating that the signer of the certificate has made a review of the activities of the Authority during the preceding fiscal year for the purpose of determining whether or not the Authority has complied with all of the terms, provisions and conditions of this Agreement and the Related Documents and to the best knowledge of such signer the Authority has kept, observed, performed and fulfilled each and every covenant, provision and condition of this Agreement and the Related Documents on its part to be performed and is not in default in the performance or observance of any of the terms, covenants, provisions or conditions hereof, or if the Authority shall be in default, such certificate shall specify all such defaults and the nature and status thereof of which the signer of the certificate shall have knowledge; and

                 (C) on or before December 15 of each year, a copy of (1) the Authority's annual budget evidencing the amounts due under the Development Agreement, the Operating Agreement and the Intergovernmental Agreement, (2) the annual mill levy certification of each of Dawson Ridge Metropolitan Districts Nos. 1-5 (the "Districts") required to be filed with the Board of County Commissioners of Douglas County, Colorado (the "County") showing an annual levy sufficient to pay obligations arising under the Operating Agreement for the following fiscal year (subject to the limitations of the Operating Agreement and the Intergovernmental Agreement), and (3) (x) the determination of the assessed value of property within the Authority, (y) the determination of the estimated actual value of such property based on such assessed value, and (z) a statement of the amount of ad valorem tax as actually collected by the District.

          (vii) ADDITIONAL DEBT. The Authority will not issue or incur any additional indebtedness without the consent of the Credit Enhancement Provider, in its sole discretion, except for obligations issued or incurred as provided in the Indenture to finance the Recreational Facilities which are subordinate to the Bonds and to the obligations of the Authority under this Reimbursement Agreement and the Reimbursement Agreement Promissory Note.

          (viii) CHARGES. The Authority covenants and agrees that, unless otherwise consented to by the Credit Enhancement Provider, it shall fix, charge and collect, or cause to be fixed, charged and collected, subject to applicable requirements or restrictions imposed by law, such rates, fees, or charges for use of the Project (as defined in the Operating Agreement) which, together with all other anticipated receipts and revenues of the Authority and any other funds available therefor, will be budgeted for the next Fiscal Year to be sufficient to produce Net Income Available for Debt Service (as defined in the Indenture) equal to at least one and thirty-hundredths (1.30) times Aggregate Annual Debt Service (as defined in the Indenture) for all Bonds then outstanding for the next Fiscal Year.

     (c) The Authority hereby agrees that the Credit Enhancement Provider shall be fully subrogated to the rights of the owners of Bonds under the Indenture with respect to which payments of principal or interest have been made from Credit Payments and the Credit Enhancement Provider may enforce the payment of such principal and interest against the Authority to the same extent and in the same manner as if the Credit Enhancement Provider were the owner of the principal or interest with respect to which payments were made.

     SECTION 6. EVENTS OF DEFAULT. The occurrence of any of the following events (including the expiration of any specified time) shall constitute an "Event of Default":

     (a) any representation or warranty made by the Authority herein or in any Related Document or in any certificate, financial or other statement furnished by the Authority pursuant to this Agreement or any Related Document shall prove to have been untrue or incomplete in any material respect when made; or

     (b) failure of the Authority to observe or perform any of the other covenants, conditions or provisions of this Agreement, and such failure continues for ten (10) days after notice from the Credit Enhancement Provider to the Authority; or

     (c) the occurrence of default under the Indenture and such default continues for a period of ten days, or the occurrence of a default and the lapse of any applicable grace period under any other Related Document to which the Authority is a party; or

     (d) this Agreement or any of the Bond Documents or the Related Documents to which the Authority is a party ceases to be valid and binding on the Authority; or

     (e) the Authority shall (1) apply for or consent to or acquiesce in the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of all or a substantial portion of its property or any such receiver, trustee, liquidator or custodian or the like shall have been appointed, (2) admit in writing its inability to pay or fail to pay its debts generally as they become due, (3) make a general assignment for the benefit of creditors, (4) call a meeting of its creditors for the purpose of adjusting its debts generally or to effect a composition of its debts, (5) be adjudicated a bankrupt or insolvent, (6) commence a voluntary case under the Federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or action shall be taken by it for the purpose of effecting any of the foregoing, or (7) if without the application, approval or consent of the Authority or any of the Related Districts as the case may be, a proceeding shall

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be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or any administrative action shall be taken by any regulatory authority, seeking in respect of the Authority or any of the Related Districts as the case may be, an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, or the appointment of a trustee, receiver, liquidator or custodian or the like of the Authority or any of the Related Districts as the case may be, or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding or administrative action is being contested by the Authority or any of the Related Districts as the case may be, in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed, or pending and unstayed, for any period of thirty (30) consecutive days; or

          (f) the Authority shall fail to pay any amounts due under Section 1 hereof on demand.

     SECTION 7. REMEDIES. Upon the occurrence of an Event of Default, the Credit Enhancement Provider may, in addition to any other remedies available to it at law or in equity and subject to applicable limitation of law, exercise any one or more of the following remedies:

          (a) Foreclose on the Deed of Trust, subject to the limitations therein.

          (b) Proceed by mandamus or any other suit, action or proceeding at law or in equity, to enforce all of its rights hereunder and to carry out the covenants and agreements of the Authority.

          (c) By action or suit in equity, require the Authority to account as if it were the trustee of an express trust for the Credit Enhancement Provider.

          (d) By action or suit in equity, enjoin any acts or things which may be unlawful or in violation of the rights of the Credit Enhancement Provider.

          (e) Subject to the conditions of Section 1(a) of this Agreement, by written notice to the Authority declare all obligations of the Authority under this Agreement to be immediately due and payable, including all amounts which could have or will become due upon any drawing under the Credit Enhancement, whereupon such obligations shall become immediately due and payable.

          (f) Take whatever action at law or in equity that may appear necessary or appropriate to collect any amount due or thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Authority hereunder or under any other Related Document.

     The rights and remedies of the Credit Enhancement Provider specified herein are for the sole and exclusive benefit, use and protection of the Credit Enhancement Provider, and Credit Enhancement Provider may, but shall have no duty or obligation to the Authority, the Trustee, the owners of any of the Bonds or otherwise, (i) to exercise or to refrain from exercising any right or remedy reserved to the Credit Enhancement Provider hereunder, or
(ii) to cause the Trustee or any other party to exercise or to refrain from exercising any right or remedy available to them under any of the Related Documents or otherwise. The foregoing provisions of this Section are subject to limitations that the Credit Enhancement Provider will take no action in the exercise of remedies herein unless the Credit Enhancement Provider has delivered to the Trustee an opinion of Bond Counsel (as defined in the Indenture) that such action shall not cause interest on the Bonds to become subject to inclusion in gross income for federal income tax purposes to the holders of the Bonds.

     SECTION 8. AMENDMENTS, ETC. No amendment to this Agreement shall be effective unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement nor any consent to any departure by the Authority therefrom shall in any event be effective unless the same shall be in writing and signed by the Credit Enhancement Provider, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nothing in this Agreement shall be construed to create any rights of a third party beneficiary in any person with respect to the covenants and obligations herein provided.

     SECTION 9. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and, if to the Authority, addressed to it as follows:

          Authority:         c/o C. Roger Addlesperger
                             Standford Place III Suite 902
                             4582 S. Ulster Street Parkway
                             Denver, Colorado 80237
                             FAX: (303) 220-8027
                             PH:  (303) 770-0200

          Credit Enhancement
          Provider:          1455 Pennsylvania Avenue, Suite 230
                             Washington, D.C. 20004
                             FAX:  (202) 639-0514
                             PH:   (202) 639-0512

or as to each party at such other address as shall be designated by such party in a written notice to the other party.

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     SECTION 10.  NO WAIVER; REMEDIES.  No failure on the part of the Credit
Enhancement Provider to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 11. SET-OFF. Whenever an Event of Default shall have occurred and be continuing, the Authority hereby irrevocably authorized the Credit Enhancement Provider to set-off the indebtedness owed by the Authority to the Credit Enhancement Provider under this Agreement, including any contingent indebtedness of the Authority with respect to the Credit Enhancement, against all deposits and credits of the Authority with, and any and all claims of the Authority against, the Credit Enhancement Provider, whether or not said indebtedness of the Authority, or any part thereof, shall be then due. No such set-off right shall reduce the Credit Enhancement Provider's obligations under the Credit Enhancement.

     SECTION 12. INDEMNIFICATION. To the extent permitted by law, the Authority hereby indemnifies and holds harmless the Credit Enhancement Provider from and against any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever (including attorneys fees) which the Credit Enhancement Provider may incur (or which may be claimed against the Credit Enhancement Provider by any person or entity whatsoever) by reason of or in connection with (a) the execution and delivery or transfer of, or payment or failure to pay under, the Credit Enhancement, or (b) the issuance and sale of the Bonds; PROVIDED, that the Authority shall not be required to indemnify the Credit Enhancement Provider for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the Credit Enhancement Provider. However, nothing in this Section 12 (including specifically, the proviso clause of the preceding sentence) is intended to limit the obligations of the Authority contained in Section 1 hereof, which are absolute, unconditional and irrevocable.

     SECTION 13, CONTINUING OBLIGATION. This Agreement is a continuing obligation, shall survive the termination of the Credit Enhancement, and shall (a) be binding upon the Authority and its respective successors and assigns, and (b) inure to the benefit of and be enforceable by the Credit Enhancement Provider and its successors, transferees and assigns, PROVIDED, that the Authority may not assign all or any part of this Agreement without the prior written consent of the Credit Enhancement Provider.

     SECTION 14. TRANSFER OF CREDIT ENHANCEMENT. The Credit Enhancement and the Collateral may be transferred and retransferred to any successor to the Trustee appointed in accordance with the provisions of the Indenture.

     SECTION 15. LIABILITY OF THE CREDIT ENHANCEMENT PROVIDER. The Authority assumes all risks of the acts or omission of the Trustee and the REMIC Trustee and any transferee of the Credit Enhancement or the Collateral with respect to its use of the Credit Enhancement or the Collateral. The Authority agrees that neither the Credit Enhancement Provider nor any of



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

its officers or directors shall be liable or responsible hereunder for: (a) the use which may be made of the the Credit Enhancement or the Collateral or for any acts or omissions of the Trustee or the REMIC Trustee and any transferee of the Trustee or the REMIC Trustee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, other than with respect to the Credit Enhancement Provider, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (c) payments by the Credit Enhancement Provider which are not in compliance with the terms of the Credit Enhancement or the Pledge.

     SECTION 16. NO OFFICER OR DIRECTOR LIABILITY. Notwithstanding anything contained herein, the Credit Enhancement Provider acknowledges and agrees that no covenant, agreement or obligation of the Authority hereunder shall be deemed to be a covenant, agreement or obligation of any present or future director or officer of the Authority in his or her individual capacity, and neither the members of the governing body of the Authority nor any director or officer who has executed this Agreement or any amendment or addendum thereto shall be liable personally thereon or be subject to any personal liability by reason thereof.

     SECTION 17. DEFINITIONS. In addition to terms defined at other places in this Agreement, the following defined terms are used throughout this Agreement with the following meanings:

     "Business Day" means any date which is not a Saturday or Sunday or is not a day on which banking institutions located in Denver, Colorado or in the city in which the Trustee's principal corporate trust office or operations center is located are required or authorized by law to remain closed.

     "Unmatured Event of Default" means an event which, with the giving of notice, the lapse of time or both, would become an Event of Default.

     SECTION 18. NATURE OF AUTHORITY LIABILITY. The obligations of the Authority hereunder are general obligations to which the Authority has pledged the Revenue, pursuant to Section 1(e) hereof. Notwithstanding anything to the contrary herein set forth, neither the officers, directors, employees or agents of the Authority nor their heirs, successors or assigns, shall have any personal liability for payment or performance of the covenants set forth herein in the Reimbursement Agreement Promissory Note or in any other instrument securing the indebtedness created hereunder, and the Credit Enhancement Provider agrees not to assert or claim a deficiency or other personal money judgment against the officers, directors, employees or agents of the Authority or their heirs, successors or assigns. The foregoing shall not be deemed or construed to be a release of the indebtedness herein described or in any way to impair, limit or otherwise affect the liens of the Deed of Trust or of any such other instrument on the property, funds or rights covered thereby as security for the payment of the indebtedness herein described and for the performance of the covenants herein or in the Reimbursement Agreement Promissory Note, or prevent the Credit Enhancement Provider from naming the Authority, its officers and directors, or their successors or assigns as a defendant in any action to enforce any remedy for

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

a default, so long as no personal or deficiency money judgment is sought or entered therein against the officers and directors of the Authority, or their successors or assigns for amounts due hereunder or under the Reimbursement Agreement Promissory Note.

     SECTION 19. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of Colorado.

     SECTION 21. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     CASTLE ROCK RANCH IMPROVEMENTS AUTHORITY

                                     By:  /s/  C. ROGER ADDLESPERGER
                                        -------------------------------------
                                        Name:  C. Roger Addlesperger
                                        Title: President


                                     BFC GUARANTY CORP.

                                     By:  /s/  FRANKLIN L. HANEY
                                        -------------------------------------
                                        Name:  Franklin L. Haney
                                        Title: President






















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